Exhibit 10.6

APPLIED THERAPEUTICS, INC.

2016 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

1.                                      Grant of Option.

Applied Therapeutics, Inc., a Delaware corporation (the “Company”), hereby grants to [name] (the “Optionholder”), an option, pursuant to the Applied Therapeutics, Inc. 2016 Equity Incentive Plan (the “Plan”), to purchase an aggregate of [number] shares of Common Stock, $0.0001 par value per share (“Common Stock”), of the Company at a price of $ [exercise price] per share, purchasable as set forth in and subject to the terms and conditions of this option agreement (this “Agreement”) and the Plan. This option is intended to be an incentive stock option within the meaning of Code Section 422. The date of grant of this option is [grant date] and is hereinafter referred to as the “date of grant.”

2.                                      Exercise of Option and Provisions for Termination.

(a)                                 Except as otherwise provided herein, this option may be exercised as to not more than the following number of shares covered by this option as follows:

25% on each of the first four anniversaries of the date of grant.

(b)                                 This option may not be exercised at any time after the tenth anniversary of the grant date or, if the Optionholder owns (after the application of the attribution rules of Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% holder”), the fifth anniversary date.

(c)                                  Subject to the conditions hereof, this option shall be exercisable by the Optionholder giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Company of the written notice together with the required payment. The Optionholder shall be entitled to purchase less than the number of shares covered hereby, provided that no partial exercise of this option shall be for less than one whole share.

(d)                                 Subject to Section 2(e) below, if the Optionholder ceases to be employed by the Company or one of its subsidiaries for any reason other than death, disability or a termination of employment for Cause, this option shall immediately terminate; provided, that any portion of this option which was otherwise exercisable on the date of termination of the Optionholder’s employment may be exercised within the three-month period following the date on which the Optionholder’s employment terminated, but in no event after the tenth anniversary of the grant date or, if the Optionholder is a 10% holder, the fifth anniversary of such date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment. If the Optionholder dies during such three-month period, this option shall be exercisable by the Optionholder’s personal representatives, heirs or legatees to the same extent and during the same period that the Optionholder could have exercised this option on the date of his or her death.

(e)                                  If the Optionholder dies while an employee of the Company or any subsidiary of the Company or ceases to be employed by the Company or a subsidiary as a result of a disability, any portion of this option which was otherwise exercisable on the date of the Optionholder’s death or his or her employment termination may be exercised prior to the earlier of the expiration of (i) twelve months from the date of such death or employment termination or (ii) the tenth anniversary of the grant date or, if the Optionholder is a 10% holder, the fifth anniversary of such date by the Optionholder or the Optionholder’s personal representatives, heirs or legatees, as applicable. “Disability” shall be determined under the relevant Company disability policy in place at the time the Optionholder ceases to be employed by the Company or, if no such policy exists, in the Committee’s good-faith determination.

(f)                                   If the Optionholder’s employment terminates for Cause, the Option will terminate immediately upon such termination of employment and the Optionholder is prohibited from exercising the Option, whether vested or unvested, at any time after such termination. Notwithstanding anything to the contrary in this Agreement, if the Company determines, subsequent to the Optionholder’s termination of employment or service, as applicable, but before exercise of all or any part of the Option, that either before or after the Optionholder’s termination of employment or service, as applicable, the Optionholder engaged in conduct that constitutes “Cause,” then the Optionholder’s right to exercise all or any part of the Option shall be forfeited immediately.

(g)                                 If the Optionholder violates the confidentiality, non-solicit or non-compete obligations applicable to the Optionholder set forth in a written agreement between the Optionholder and the Company, the Option will terminate immediately, effective on the date of the Optionholder’s first violation of such obligations, as determined by the Company, and the Optionholder is prohibited from exercising the Option, whether vested or unvested, at any time after such date.

3.                                      Payment of Purchase Price.

(a)                                 Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or check payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Optionholder elects and the Company permits, by delivery of shares of Common Stock of the Company having a fair market value equal in amount to the purchase price of such shares or by entering into a “net exercise” arrangement. Another method of payment may be used if authorized by the Plan and the Company permits.

(b)                                 For the purposes hereof, the fair market value of any share of the Company’s Common Stock to be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company, in accordance with the terms of the Plan.

(c)                                  If the Optionholder elects to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionholder or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

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4.                                      Delivery of Shares.

The Company shall, upon payment of the purchase price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionholder, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.                                      Non-transferability of Option.

Except as provided in Sections 2(d), (e), and (f) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.                                      No Special Employment Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Optionholder for the period within which this option may be exercised. However, during the period of the Optionholder’s employment, the Optionholder shall render diligently and faithfully the services which are assigned to the Optionholder from time to time by the Board of Directors or by the executive officers of the Company and its subsidiaries and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or of its subsidiaries.

7.                                      Rights as a Stockholder.

The Optionholder shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Optionholder. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.                                      Recapitalization.

In the event that dividends are payable in shares of Common Stock or in the event there are splits, sub-divisions or combinations of shares of Common Stock subsequent to the date of grant, the number of shares subject to this option shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

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9.                                      Withholding Taxes.

Whenever shares are to be issued upon exercise of this option, the Company shall have the right to require the Optionholder to remit to the Company an amount sufficient to satisfy any federal, state and local minimum tax withholding requirements prior to the delivery of any certificate or certificates for such shares. Notwithstanding anything to the contrary in this Agreement, the Optionholder shall be entitled to satisfy any minimum required tax withholding obligations by directing the Company to withhold shares of Common Stock issuable to the Optionholder upon exercise of the options under this Agreement.

10.                               Notification upon Disqualifying Disposition of an Incentive Stock Option. The Optionholder shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date of exercise of the Incentive Stock Option.

11.                               Company’s Repurchase Right.

All shares purchased upon exercise of the option under this Agreement shall be subject to the Company’s repurchase right as determined under the Plan.

12.                               Permitted Transfers.

The Optionholder may not sell, transfer, pledge, assign or otherwise alienate or hypothecate all or any portion of the option, other than by will or by the laws of descent and distribution. The Company will not be required (i) to transfer on its books all or any portion of the option or Shares that have been sold or transferred, or (ii) to treat as owner of all or any portion of the option or Shares, to accord the right to vote as such owner or to pay distributions, if any, to any transferee to whom all or any portion of the option or Shares have been transferred, in violation of the Plan, this Agreement, or any other Shareholder’s Agreement.

(a)                                 During the Optionholder’s lifetime, only the Optionholder or his or her guardian or legal representative may exercise the option. The Board may, in its discretion, require a guardian or legal representative to supply it with the evidence the Board reasonably deems necessary to establish the authority of the guardian or legal representative to exercise the option on behalf of the Optionholder or transferee, as the case may be.

(b)                                 Upon an exercise of the option, the Optionholder shall join in and enter into the Company’s Shareholders Agreements (or similar agreements) with respect to all shares of Common Stock.

13.                               Investment Representation, Etc.

(a)                                 The Optionholder represents that any shares purchased upon exercise of this option shall be acquired by the Optionholder for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares. By making payment upon exercise of this option, the

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Optionholder shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

(b)                                 Upon execution of the Shareholder’s Agreement by the Optionholder, the Company shall have affixed to all stock certificates representing shares of Common Stock issued to the Optionholder upon exercise of this option a legend evidencing such agreement.

(c)                                  All stock certificates representing shares of Common Stock issued to the Optionholder upon exercise of this option shall, at the election of the Company, have affixed thereto a legend substantially in the following form:

“The shares of stock represented by this certificate (i) are subject to the restrictions on transfer and a repurchase option, all contained in an Incentive Stock Option Agreement between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

14.                               Miscellaneous.

(a)                                 Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionholder.

(b)                                 All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)                                  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:	APPLIED THERAPEUTICS, INC.

[Date]	By:

Title:

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OPTIONHOLDER’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

Signature

Address:

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APPLIED THERAPEUTICS, INC.

2016 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

1.                                      Grant of Option.

Applied Therapeutics, Inc., a Delaware corporation (the “Company”), hereby grants to [name] (the “Optionholder”), an option, pursuant to the Applied Therapeutics, Inc. 2016 Equity Incentive Plan (the “Plan”), to purchase an aggregate of [number] shares of Common Stock, $0.0001 par value per share (“Common Stock”), of the Company at a price of $[exercise price] per share, purchasable as set forth in and subject to the terms and conditions of this option agreement (this “Agreement”) and the Plan. This option is intended to be a nonqualified stock option. The date of grant of this option is [grant date] and is hereinafter referred to as the “date of grant.”

2.                                      Exercise of Option and Provisions for Termination.

(a)                                 Except as otherwise provided herein, this option may be exercised as to not more than the following number of shares covered by this option as follows:

25% on each of the first four anniversaries of the date of grant.

(b)                                 This option may not be exercised at any time after the tenth anniversary of the grant date.

(c)                                  Subject to the conditions hereof, this option shall be exercisable by the Optionholder giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Company of the written notice together with the required payment. The Optionholder shall be entitled to purchase less than the number of shares covered hereby, provided that no partial exercise of this option shall be for less than one whole share.

(d)                                 Subject to Section 2(e) below, if the Optionholder ceases to be employed by, and is no longer providing any services (whether as a consultant, advisor, director or in any other capacity) to, the Company or one of its subsidiaries for any reason other than death, disability or a termination from Service for Cause, this option shall immediately terminate; provided, that any portion of this option which was otherwise exercisable on the date of termination of the Optionholder’s Service may be exercised within the three-month period following the date on which the Optionholder ceased to provide any Services, but in no event after the tenth anniversary of the grant date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of Service. If the Optionholder dies during such three-month period, this option shall be exercisable by the Optionholder’s personal representatives, heirs or legatees to the same extent and during the same period that the Optionholder could have exercised this option on the date of his or her death. For purposes of this Agreement, while the Optionholder is an employee of the Company or one of its subsidiaries or is providing services to the Company or a subsidiary of the Company as a consultant, advisor, director or another type of service provider, the Optionholder will be considered to be in “Service” or providing “Services”.

(e)                                  If the Optionholder dies while providing Services to the Company or any subsidiary of the Company or ceases to provide Services to the Company or a subsidiary as a result of a disability, any portion of this option which was otherwise exercisable on the date of the Optionholder’s death or his or her termination of Services may be exercised prior to the earlier of the expiration of (i) twelve months from the date of such death or termination of Services or (ii) the tenth anniversary of the grant date by the Optionholder or the Optionholder’s personal representatives, heirs or legatees, as applicable. “Disability” shall be determined under the relevant Company disability policy in place at the time the Optionholder ceases to provide Services to the Company or, if no such policy exists, in the Committee’s good-faith determination.

(f)                                   If the Optionholder’s Service terminates for Cause, the Option will terminate immediately upon such termination of Service and the Optionholder is prohibited from exercising the Option, whether vested or unvested, at any time after such termination. Notwithstanding anything to the contrary in this Agreement, if the Company determines, subsequent to the Optionholder’s termination of employment or service, as applicable, but before exercise of all or any part of the Option, that either before or after the Optionholder’s termination of employment or service, as applicable, the Optionholder engaged in conduct that constitutes “Cause,” then the Optionholder’s right to exercise all or any part of the Option shall be forfeited immediately.

(g)                                 If the Optionholder violates the confidentiality, non-solicit or non-compete obligations applicable to the Optionholder set forth in a written agreement between the Optionholder and the Company, the Option will terminate immediately, effective on the date of the Optionholder’s first violation of such obligations, as determined by the Company, and the Optionholder is prohibited from exercising the Option, whether vested or unvested, at any time after such date.

3.                                      Payment of Purchase Price.

(a)                                 Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or check payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Optionholder elects and the Company permits, by delivery of shares of Common Stock of the Company having a fair market value equal in amount to the purchase price of such shares or by entering into a “net exercise” arrangement. Another method of payment may be used if authorized by the Plan and the Company permits.

(b)                                 For the purposes hereof, the fair market value of any share of the Company’s Common Stock to be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company, in accordance with the terms of the Plan.

(c)                                  If the Optionholder elects to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionholder or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

4.                                      Delivery of Shares.

The Company shall, upon payment of the purchase price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionholder, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.                                      Non-transferability of Option.

Except as provided in Sections 2(d), (e), and (f) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.                                      No Special Employment or Service Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the Service of the Optionholder for the period within which this option may be exercised. However, during the period of the Optionholder’s Service, the Optionholder shall render diligently and faithfully the Services which are assigned to the Optionholder from time to time by the Board of Directors or by the executive officers of the Company and its subsidiaries and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or of its subsidiaries.

7.                                      Rights as a Stockholder.

The Optionholder shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Optionholder. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.                                      Recapitalization.

In the event that dividends are payable in shares of Common Stock or in the event there are splits, sub-divisions or combinations of shares of Common Stock subsequent to the date of grant, the number of shares subject to this option shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

9.                                      Withholding Taxes.

Whenever shares are to be issued upon exercise of this option, the Company shall have the right to require the Optionholder to remit to the Company an amount sufficient to satisfy any federal, state and local minimum tax withholding requirements prior to the delivery of any certificate or certificates for such shares. Notwithstanding anything to the contrary in this Agreement, the Optionholder shall be entitled to satisfy any minimum required tax withholding obligations by directing the Company to withhold shares of Common Stock issuable to the Optionholder upon exercise of the options under this Agreement.

10.                               Company’s Repurchase Right.

All shares purchased upon exercise of the option under this Agreement shall be subject to the Company’s repurchase right as determined under the Plan.

11.                               Permitted Transfers.

The Optionholder may not sell, transfer, pledge, assign or otherwise alienate or hypothecate all or any portion of the option, other than by will or by the laws of descent and distribution. The Company will not be required (i) to transfer on its books all or any portion of the option or Shares that have been sold or transferred, or (ii) to treat as owner of all or any portion of the option or Shares, to accord the right to vote as such owner or to pay distributions, if any, to any transferee to whom all or any portion of the option or Shares have been transferred, in violation of the Plan, this Agreement, or any other Shareholder’s Agreement.

(a)                                 During the Optionholder’s lifetime, only the Optionholder or his or her guardian or legal representative may exercise the option. The Board may, in its discretion, require a guardian or legal representative to supply it with the evidence the Board reasonably deems necessary to establish the authority of the guardian or legal representative to exercise the option on behalf of the Optionholder or transferee, as the case may be.

(b)                                 Upon an exercise of the option, the Optionholder shall join in and enter into the Company’s Shareholders Agreements (or similar agreements) with respect to all shares of Common Stock.

12.                               Investment Representation, Etc.

(a)                                 The Optionholder represents that any shares purchased upon exercise of this option shall be acquired by the Optionholder for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares. By making payment upon exercise of this option, the Optionholder shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

(b)                                 Upon execution of the Shareholder’s Agreement by the Optionholder, the Company shall have affixed to all stock certificates representing shares of Common Stock issued to the Optionholder upon exercise of this option a legend evidencing such agreement.

(c)                                  All stock certificates representing shares of Common Stock issued to the Optionholder upon exercise of this option shall, at the election of the Company, have affixed thereto a legend substantially in the following form:

“The shares of stock represented by this certificate (i) are subject to the restrictions on transfer and a repurchase option, all contained in an Nonqualified Stock Option Agreement between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

13.                               Miscellaneous.

(a)                                 Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionholder.

(b)                                 All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)                                  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:	APPLIED THERAPEUTICS, INC.

[Date]	By:

Title:

OPTIONHOLDER’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

Signature

Address: